UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________
FORM 8-K
 _____________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 15, 2016

_____________________________________________________________
MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
_____________________________________________________________

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On June 15, 2016, Maxwell Technologies, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “ Certificate of Amendment”) with the Secretary of State of the State of Delaware, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. As described in the Company’s proxy statement for its Annual Meeting of Stockholders held on June 15, 2016, the Certificate of Amendment provides for an increase in the number of authorized shares of the Company’s Common Stock from 40,000,000 shares to 80,000,000 shares.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Maxwell Technologies, Inc. (“Annual Meeting”) was held on June 15, 2016. At the meeting, stockholders elected two Class II directors to serve on the Board of Directors until the 2019 Annual Meeting of the Stockholders or until their successors have been duly elected and qualified.
The two directors elected at the meeting were Burkhard Goeschel and David Schlotterbeck. The votes cast for the two elected directors were as follows:

Name	Votes For	% For	Votes Withheld	% Withheld
Burkhard Goeschel	15,179,508	96.11%	614,224	3.89%
David Schlotterbeck	15,170,438	96.05%	623,294	3.95%
The second matter voted on by the stockholders of the Company was the ratification of the appointment of BDO USA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016. The appointment was ratified and the votes cast were as follows:

Votes For	Votes Against	Abstain
25,036,961	121,163	116,003
The third matter voted on by the stockholders of the Company was the approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 40,000,000 shares to 80,000,000 shares. The amendment was approved and the votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,115,380	3,009,753	148,994	—
The fourth matter voted on by the stockholders of the Company was the approval of an amendment to the Company's Restated Certificate of Incorporation to declassify the Company's Board of Directors. The amendment was not approved and the votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,327,938	395,520	70,274	9,480,395
The fifth matter voted on by the stockholders of the Company was the approval of an increase in the number of shares of Common Stock reserved for issuance under the Company's 2013 Omnibus Equity Incentive Plan by 2,400,000 shares. The increase was approved and the votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,915,782	1,761,281	116,669	9,480,395
The sixth matter voted on by the stockholders of the Company was an advisory vote to approve the compensation of the named executive officers of the Company. The resolution was approved with approximately 93.65% of the votes cast at the Annual Meeting voting in favor of the advisory resolution. The votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,791,460	836,693	165,579	9,480,395

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Registrant, dated June 15, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: June 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Registrant, dated June 15, 2016.